Exhibit 10.1
THIRD AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 16, 2010, by and among P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as seller (the “Seller”), PEABODY ENERGY CORPORATION, a Delaware corporation (“Peabody”), as initial servicer (in such capacity, collectively, together with its successors and permitted assigns in such capacity, the “Servicer”), the various Sub-Servicers listed on the signature pages hereto (the “Sub-Servicers”), the Purchaser Agents (the “Purchaser Agents”) and the LC Participants listed on the signature pages hereto (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of January 25, 2010 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
     2. During the period from the date hereof to March 1, 2011, Power River Coal, LLC intends to change its name from “Powder River Coal, LLC” to “Peabody Powder River Mining, LLC” (the “Powder River Name Change”).
     3. During the period from the date hereof to March 1, 2011, Caballo Coal, LLC intends to change its name from “Caballo Coal, LLC” to “Peabody Caballo Mining, LLC” (the “Caballo Name Change”).
     4. During the period from the date hereof to March 1, 2011, Twentymile Coal, LLC intends to change its name from “Twentymile Coal, LLC” to “Peabody Twentymile Coal, LLC” (the “Twentymile Name Change” and together with the Powder River Name Change and the Caballo Name Change, the “Name Changes”).
     5. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. For purposes of this Amendment, (i) the “Powder River Name Change Effective Date” shall mean the effective date of the Powder River Name Change as set forth in a certificate of amendment to Powder River Coal, LLC’s certificate of formation and duly filed with the Secretary of State of the State of Delaware, (ii) the “Caballo Name Change Effective Date” shall mean the effective date of the Caballo Name Change as set forth in a certificate of amendment to Caballo Coal, LLC’s certificate of formation and duly filed with the Secretary of State of the State of Delaware, and (iii) the “Twentymile

Name Change Effective Date” shall mean the effective date of the Twentymile Name Change as set forth in a certificate of amendment to Twentymile Coal, LLC’s certificate of formation and duly filed with the Secretary of State of the State of Delaware.
     SECTION 2. Amendment to the Agreement. The Agreement is hereby amended as follows:
          (a) Effective as of the Powder River Name Change Effective Date, each reference to “Powder River Coal, LLC” in the Agreement is replaced with a reference to “Peabody Powder River Mining, LLC”.
          (b) Effective as of the Caballo Name Change Effective Date, each reference to “Caballo Coal, LLC” in the Agreement is replaced with a reference to “Peabody Caballo Mining, LLC”.
     (c) Effective as of the Twentymile Name Change Effective Date, each reference to “Twentymile Coal, LLC” in the Agreement is replaced with a reference to “Peabody Twentymile Coal, LLC”.
     SECTION 3. Notice and Agreement. This Amendment shall constitute and satisfy the notice requirement under Section 2(l)(viii) of Exhibit IV to the Receivables Purchase Agreement solely with respect to the Name Changes; provided, that: (a) if the Caballo Name Change Effective Date shall not have occurred on or prior to March 1, 2011, the notice contemplated by this Section 3 solely with respect to the Caballo Name Change and amendments contemplated by Section 2(b) of this Amendment shall be null and void, (b) if the Powder River Name Change Effective Date shall not have occurred on or prior to March 1, 2011 the notice contemplated by this Section 3 solely with respect to the Powder River Name Change and amendments contemplated by Section 2(a) of this Amendment shall be null and void, and (c) if the Twentymile Name Change Effective Date shall not have occurred on or prior to March 1, 2011 the notice contemplated by this Section 3 solely with respect to the Twentymile Name Change and amendments contemplated by Section 2(c) of this Amendment shall be null and void.
     SECTION 4. Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

     (c) No Default. Immediately after giving effect to this Amendment, no Termination Event or Unmatured Termination Event shall exist.
     SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 6. Conditions Precedent and Subsequent to Effectiveness. This Amendment shall become effective as of the date hereof (or, with respect to Section 2 above, as of the date specified therein) upon receipt by the Administrator of each of the following, each in form and substance satisfactory to the Administrator:
     (a) counterparts of this Amendment executed by each of the parties hereto;
     (b) counterparts of that certain Tenth Amendment to Purchase and Sale Agreement, dated as of the date hereof (the “Tenth PSA Amendment”), by and among the parties thereto;
     (c) satisfaction of each condition precedent set forth in Section 7 of the Tenth PSA Amendment; and
     (d) such other documents and instruments as the Administrator may reasonably request.
     In addition, the timely performance of the covenants set forth in Section 5 of the Tenth PSA Amendment by each relevant Originator shall be a condition subsequent to the agreements and/or waivers set forth in Section 3 above (other than the proviso thereto).
     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
     SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC, as Seller
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

PEABODY ENERGY CORPORATION, as initial Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

PEABODY ARCLAR MINING, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

PEABODY MIDWEST MINING, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

TWENTYMILE COAL, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

CABALLO COAL, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

COALSALES II, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

PEABODY WESTERN COAL COMPANY, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

POWDER RIVER COAL, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

PEABODY HOLDING COMPANY, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

PEABODY COALTRADE, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

PEABODY COALSALES, LLC, as Sub-Servicer
By:	/s/ Chino Kim
Name:	Chino Kim
Title:	Assistant Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for the Market Street Purchaser Group
By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant
By:	/s/ Alison L. Kirker
Name:	Alison L. Kirker
Title:	Credit Officer

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ Robyn A. Reeher
Name:	Robyn A. Reeher
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch), as Purchaser Agent for the Atlantic Purchaser Group
By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch), as an LC Participant
By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Jorge Fries
Name:	Jorge Fries
Title:	Managing Director